As filed with the Securities and Exchange Commission on October 22, 2001

                                                                       File Nos.
                                                                         2-30203
                                                                        811-1608


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.  _____

      Post-Effective Amendment No.  44                         (X)
                                   -----

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.    28                                     (X)
                     -----

                          FRANKLIN HIGH INCOME TRUST
                          --------------------------
              (Exact Name of Registrant as Specified in Charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ----------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (650) 312-2000
                                                         --------------

      MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
      -----------------------------------------------------------------
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[x] on January 1, 2002 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.




LIT CODE []

                        SUPPLEMENT DATED JANUARY 1, 2002
                              TO THE PROSPECTUS OF
                         FRANKLIN'S AGE HIGH INCOME FUND
                              dated October 1, 2001


The prospectus is amended as follows:

I. As of January 1, 2002, the Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class.

II. The section "Fees and Expenses" on page 10 is replaced with the following:

[Insert graphic of percentage sign] Fees and Expenses
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                    Class A    Class B   Class C    Class R/1
--------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price        4.25%      4.00%     1.99%      0.99%

  Load imposed on purchases         4.25%      None      1.00%      None

  Maximum deferred sales charge     None/2     4.00%/3   0.99%/4    0.99%/4
(load)
  Redemption Fee/5                  2.00%      2.00%     2.00%      2.00%

Please see "Choosing a Share Class" on page [#] for an explanation of how and when these sales charges apply.

Annual Fund Operating Expenses (expenses deducted from Fund assets)

                                    Class A    Class B   Class C    Class R1
--------------------------------------------------------------------------------
Management fees                     0.46%      0.46%     0.46%      0.46%
Distribution and service
(12b-1) fees                        0.14%      0.65%     0.65%      0.50%
Other expenses                      0.16%      0.16%     0.16%      0.16%
                                    -----------------------------------------
Total annual Fund operating
expenses                            0.76%      1.27%     1.27%      1.12%
                                    -----------------------------------------

1. The Fund began offering Class R shares on January 1, 2002. Annual Fund operating expenses are based on the expenses for Class A, B and C for the fiscal year ended May 31, 2001. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class R's Rule 12b-1 plan. 2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page [#])and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.
5. This fee is only for Market Timers (see page [#].

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
If you sell your shares at the
end of the period:
Class A                           $499/1   $658      $829      $1,327
Class B                           $529     $703      $897      $1,393/2
Class C                           $327     $499      $790      $1,619
Class R                           $214     $356      $617      $1,363
If you do not sell your shares:
Class B                           $129     $403      $697      $1,393/2
Class C                           $228     $499      $790      $1,619
Class R                           $114     $356      $617      $1,363

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

III. The first paragraph under the section "Choosing a Share Class" on page 17 is replaced with the following:

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

Class A                 Class B               Class C          Class R
--------------------------------------------------------------------------------
o  Initial sales        o No initial       o Initial          o No initial
   charge of 4.25%        sales charge       sales charge       sales charge
   or less                                   of 1%

o  Deferred sales       o Deferred         o Deferred         o Deferred sales
   charge of 1% on        sales charge       sales charge       charge of 1% on
   purchases of $1        of 4% on           of 1% on           shares you sell
   million or more        shares you         shares you         within 18 months
   sold within 12         sell within        sell within        (charged at plan
   months.                the first          18 months          level based on
   Effective              year,                                 initial
   February 1, 2002,      declining to                          investment for
   the  holding           1% within six                         Qualified
   period is              years and                             plans).
   extended to 18         eliminated
   months.                after that

o  Lower annual        o Higher            o Higher          o  Higher annual
   expenses than         annual              annual             expenses than
   Class B, C or R       expenses than       expenses           Class A due to
   due to lower          Class A (same       than Class A       higher
   distribution fees     as Class C)         (same as           distribution
                         due to higher       Class B) due       fees (lower than
                         distribution        to higher          Class B and
                         fees.               distribution       Class C). No
                         Automatic           fees. No           conversion to
                         conversion to       conversion         Class A shares,
                         Class A             to Class A         so annual
                         shares after        shares, so         expenses do not
                         eight years,        annual             decrease.
                         reducing            expenses do
                         future annual       not decrease.
                         expenses.

             The Fund began offering Class R on January 1, 2002.

IV. Under the section "Choosing a Share Class - Investments of $1 Million or More" on page 17, effective February 1, 2002, the holding period for the deferred sales charge of 1% on new Class A purchases of $1 million or more will be extended to 18 months.

V.  The following is added under the section "Choosing a Share Class" on page
17:

Sales Charges - Class R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS Class R shares are available to the following investors:

o Qualified retirement plans, which include ERISA-qualified 403(b), defined contribution including 401(k), profit sharing, money purchase and defined benefit plans and certain non-qualified plans that operate in a similar manner to Qualified plans, such as 457 plans and executive deferred compensation plans, with plan assets less than $20 million,

o ValuSelect Qualified plans and other Qualified plans where Franklin Templeton Investments does participant level recordkeeping with plan assets less than $10 million, and

o Investors with an IRA Rollover of less than $1 million from a retirement plan that offered Franklin Templeton funds.

MAXIMUM PURCHASE AMOUNT The maximum lump sum amount you may invest in Class R share IRA rollovers is $999,999. We place any investment of $1 million or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower. There is no maximum purchase amount for Qualified plans.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class R shares you sell within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Qualified plans. The way we calculate the CDSC is the same for each class (please see CDSC section on page 19 of the Prospectus).

Distribution and service (12b-1) fees Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

VI. The paragraph heading on page 19 "Contingent Deferred Sales Charge (CDSC) - Class A, B & C" is replaced with the following:

Contingent Deferred Sales Charge (CDSC) - Class A, B, C & R

VII. The second paragraph under "Reinstatement Privilege" on page 20 is replaced with the following:

If you paid a CDSC when you sold your Class A, C or R shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

VIII. The table under "Buying Shares - Minimum investments" on page 21 is replaced with the following:

[Insert graphic of a paper with lines
and someone writing] Buying Shares
                     -------------

Minimum investments
-----------------------------------------------------------------------------
                                              Initial        Additional
-----------------------------------------------------------------------------
Regular accounts                              $1,000         $50
-----------------------------------------------------------------------------
Automatic investment plans                    $50 ($25 for   $50 ($25 for
                                              an Education   an Education
                                              IRA)           IRA)
-----------------------------------------------------------------------------
UGMA/UTMA accounts                            $100           $50
-----------------------------------------------------------------------------
Retirement accounts including Qualified       no minimum     no minimum
plans (other than IRAs, IRA rollovers,
Education IRAs or Roth IRAs)
-----------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth
IRAs                                          $250           $50
-----------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs
                                              $250           $50
-----------------------------------------------------------------------------
Full-time employees, officers, trustees and   $100           $50
directors of Franklin Templeton entities, and their immediate family members

-----------------------------------------------------------------------------

IX. The footnote under the section "Distribution Options" on page 24 is replaced with the following:

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. ValueSelect Qualified plans and other Qualified plans where Franklin Templeton Investments does the participant level recordkeeping may direct distributions to Class A shares if Class R shares are not offered on that fund.

X. The following paragraph is added under the section "Exchange Privilege" beginning on page 24:

Within ValueSelect Qualified and other Qualified plans where Franklin Templeton Investments does the participant level recordkeeping only, you may exchange your Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

XI. The first paragraph under the section "Market Timers" on page 32 is replaced with the following:

MARKET TIMERS The Fund does not allow investments by Market Timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier exchange or purchase request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers who redeem or exchange their shares of the Fund within 90 days of purchase will be assessed a fee of 2% of redemption proceeds. This redemption fee does not apply to 401(k) participant accounts, accounts not held individually through Franklin Templeton Investors Services, LLC, and funds under the automatic dividend reinvestment program and the systematic withdrawal program.

XII. The section "Dealer Compensation" on page 33 is replaced with the following:

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                        Class A       Class B      Class C    Class R
--------------------------------------------------------------------------
Commission (%)          ---           3.00         2.00/3      1.00/5
Investment under        4.00          ---          ---
$100,000
$100,000 but under      3.25          ---          ---
$250,000
$250,000 but under      2.25          ---          ---
$500,000
$500,000 but under $1   1.85          ---          ---
million
$1 million or more      up to 0.75/1  ---          ---
12b-1 fee to dealer     0.15/1        0.15/2       0.65/4      0.35/5

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

Market Timers. Please note that for Class A NAV purchases by Market Timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.15% 12b-1 service fee.
4. Dealers may be eligible to receive up to 0.15% at time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase.
5. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission paid at the time of purchase. Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if they forego the prepaid commission.


              Please keep this supplement for future reference.








Prospectus

FRANKLIN'S
AGE HIGH
INCOME FUND

Franklin High Income Trust

CLASS A, B & C

INVESTMENT STRATEGY  Income


OCTOBER 1, 2001




[Insert Franklin Templeton Investments Logo]


The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUND
[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2  Goals and Strategies

 4  Main Risks

 8  Performance

10  Fees and Expenses

12  Management

13  Distributions and Taxes


15  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

17  Choosing a Share Class

21  Buying Shares

24  Investor Services

28  Selling Shares

30  Account Policies

34  Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
                                        --------------------


GOALS The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests mainly in high yield, lower rated debt securities.


Lower rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund seeks to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk.

[Begin callout]
The Fund invests mainly in high yield, lower rated debt securities.
[End callout]

A debt security represents an obligation of an issuer to repay a loan of money to it and generally provides for the payment of interest. These include bonds, notes, and debentures. The Fund may invest in senior and subordinated debt securities. Subordinated debt is more risky because its holder will be paid only after the holders of senior debt securities are paid. The Fund may invest in "zero coupon bonds," which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.


The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade, sometimes called "junk bonds." As of May 31, 2001, approximately 85.8% of the Fund's net assets were invested in lower rated and comparable unrated debt securities. Investment grade debt securities are rated in one of the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P(R)) and Moody's Investors Service (Moody's). The Fund may buy both rated and unrated debt securities including securities rated below B by Moody's or S&P.


The Fund's manager is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies. As a "bottom-up" investor, the manager focuses primarily on individual securities. The manager also considers sectors when choosing investments. Because issuers of lower rated bonds tend to be heavily represented in particular sectors, the Fund, from time to time, may have significant positions in one or more sectors such as telecommunications.

In selecting securities for the Fund's investment portfolio, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis to evaluate the creditworthiness of the issuer. The manager considers a variety of factors, including the issuer's experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.

The Fund may invest in securities issued by companies and governments in any foreign country, developed or developing. Foreign securities held by the Fund generally will be denominated in U.S. dollars and traded on U.S. markets.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, commercial paper, repurchase agreements and other money market securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.


[Insert graphic of chart with line going up and down]  MAIN RISKS
                                                       ---------

CREDIT An issuer of a debt security may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


LOWER-RATED SECURITIES. Junk bonds generally have more credit risk than higher-rated securities.

Such companies typically do not have the track record needed to receive an investment grade rating (including companies in relatively new industries), have borrowed to finance acquisitions or to expand their operations, are seeking to refinance their debt at lower rates, or have been downgraded due to financial difficulties.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If a company defaults because it stops making interest and/or principal payments, payments on the securities may never resume because such securities are generally unsecured and are often subordinated to other creditors of the issuer. These securities may be worthless and the Fund could lose its entire investment.


The prices of high yield, fixed-income securities fluctuate more than higher-quality debt securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

CALL A debt security may be prepaid (called) before maturity. Debt securities are more likely to be called when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a debt security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

ZERO COUPON BONDS Zero coupon bonds are especially sensitive to changes in interest rates, and their prices generally are more volatile than debt securities that pay interest periodically. Lower quality zero coupon bonds are generally subject to the same risks as high yield debt securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and increase volatility. In fact, short-term volatility and significant declines in these markets are not uncommon.


SECTOR FOCUS - TELECOMMUNICATIONS COMPANIES Because the Fund may from time to time have significant investments in one or a few sectors, it will have more risk than a fund that always maintains broad diversification among sectors. The telecommunications sector has historically been volatile due to the rapid pace of product change and development. The wireless telecommunications industry is in its early developmental stages, and is predominantly characterized by emerging, rapidly growing companies. The securities prices of companies operating within the telecommunications sector are potentially subject to abrupt or erratic movements. In addition, the activities of telecommunications companies fall under international, federal and state regulations. These companies may be adversely affected by changes in government regulations. Increasing competition due to past regulatory changes in the telephone communications industry continues and, whereas certain companies have benefited, many companies may be adversely affected in the future.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

48.27%  16.64%  17.63% -1.54%  18.67% 14.21%  12.09%  1.52%  0.48% -7.37%
 91      92       93    94      95     96      97      98     99     00

                        YEAR

[Begin callout]
BEST QUARTER:
Q1 '91  20.38%

WORST QUARTER:
Q3 '98 -6.31%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                      1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
AGE High Income Fund - Class A/2     -11.26%        3.01%        10.65%
CS First Boston High Yield Index/3    -5.21%        4.51%        11.20%

                                                   SINCE
                                                  INCEPTION
                                      1 YEAR      (1/01/99)
--------------------------------------------------------------------------------
AGE High Income Fund - Class B/2     -11.58%       -5.79%
CS First Boston High Yield Index/3    -5.21%       -1.06%

                                                                 SINCE
                                                                INCEPTION
                                      1 YEAR      5 YEARS       (5/16/95)
---------------------------------------------------------------------------
AGE High Income Fund - Class C/2     -10.13%        3.08%         3.94%
CS First Boston High Yield Index/3    -5.21%        4.51%         5.97%


1. Figures do not reflect sales charges. If they did, returns would be lower.
As of June 30, 2001, the Fund's year-to-date return was 2.27% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The Credit Suisse First Boston High
Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                           CLASS A        CLASS B    CLASS C
-------------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price               4.25%          4.00%      1.99%
  Load imposed on purchases                4.25%          None       1.00%
  Maximum deferred sales charge (load)     None/1         4.00%/2    0.99%/3
Redemption Fee/4                           2.00%          2.00%      2.00%

Please see "Choosing a Share Class" on page 17 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                CLASS A  CLASS B    CLASS C
--------------------------------------------------------------------------------
Management fees                                 0.46%    0.46%      0.46%
Distribution and service
(12b-1) fees                                    0.14%    0.65%      0.65%
Other expenses                                  0.16%    0.16%      0.16%
                                                --------------------------------
Total annual Fund operating expenses            0.76%    1.27%      1.27%
                                                --------------------------------

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 17) and purchases by certain retirement plans without an initial sales charge.
2. Declines to zero after six years.
3. This is equivalent to a charge of 1% based on net asset value.
4. This fee is only for Market Timers (see page 32).

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                             $499/1     $658        $829       $1,327
CLASS B                             $529       $703        $897       $1,393/2
CLASS C                             $327       $499        $790       $1,619
If you do not sell your shares:
CLASS B                             $129       $403        $697       $1,393/2
CLASS C                             $228       $499        $790       $1,619

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.


[Insert graphic of briefcase] MANAGEMENT
                              ----------


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $267 billion in assets.

The portfolio manager responsible for the Fund's management is:

CHRISTOPHER MOLUMPHY CFA, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Molumphy has been a manager of the Fund since 1991. He joined Franklin Templeton Investments in 1988.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2001, the Fund paid 0.46% of its average monthly net assets to the manager for its services.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

2001 TAX ACT On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (Tax Act). The Tax Act includes provisions that significantly reduce individual income tax rates and provide for additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs). If you have questions about how the Tax Act will affect your investment in the Fund, you should contact your personal tax advisor. For more information about enhanced retirement and educational savings opportunities, please call Retirement Services at 1-800/527-2020 or Fund Information at 1-800/DIAL BEN.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING
By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
o     provide your correct social security or taxpayer identification number,
o     certify that this number is correct,
o     certify that you are not subject to backup withholding, and
o     certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be as shown in this table:

            -------------------------------------------------
            PERIOD                           WITHHOLDING RATE
            -------------------------------------------------
            Before 8/7/01                           31%
            8/7/01 - 12/31/01                     30.5%
            1/1/02 - 12/31/03                       30%
            1/1/04 - 12/31/05                       29%
            1/1/06 - 12/31/10                       28%

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.



[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

 ..                      --------------------

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


CLASS A                                   YEAR ENDED MAY 31,
--------------------------------------------------------------------------------
                                2001      2000      1999/3      1998      1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                        2.30      2.69       2.98      2.90       2.79
                            ----------------------------------------------------
  Net investment income/1       .23       .26        .26       .26        .26
  Net realized and
unrealized gains (losses)      (.19)     (.39)      (.29)      .08        .11
                            ----------------------------------------------------
Total from investment
operations                      .04      (.13)      (.03)      .34        .37
                            ----------------------------------------------------
Less distributions from net
investment income              (.25)     (.26)      (.26)     (.26)      (.26)
                            ----------------------------------------------------
Net asset value, end of year   2.09      2.30       2.69      2.98       2.90
                               ====      ====       ====      ====       ====
Total return (%)/2             1.73     (5.01)      (.74)    12.32      14.09

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                2,222,713  2,442,432  3,108,809  3,236,134  2,638,914
Ratios to average net
assets: (%)
 Expenses                       .76       .74        .72       .70        .71
 Net investment income        10.30     10.28       9.40      9.04       9.31
Portfolio turnover rate (%)   21.37     18.79      27.55     29.69      20.01

CLASS B
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                        2.30      2.68       2.76
                           -----------------------------------------------------
  Net investment income/1       .21       .24        .11
  Net realized and
unrealized losses              (.19)     (.37)      (.08)
                           -----------------------------------------------------
Total from investment
operations                      .02      (.13)       .03
                           -----------------------------------------------------
Less distributions from net
investment income              (.24)     (.25)      (.11)
                           -----------------------------------------------------
Net asset value, end of year   2.08      2.30       2.68
                               ====      ====       ====
Total return (%)/2              .73     (5.49)      1.29

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                 119,496    69,565     26,095
Ratios to average net
assets: (%)
 Expenses                      1.27      1.25       1.24/4
 Net investment income         9.79      9.85       8.41/4
Portfolio turnover rate (%)   21.37     18.79      27.55


CLASS C                                   YEAR ENDED MAY 31,
--------------------------------------------------------------------------------
                                2001      2000       1999      1998       1997
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning
of year                         2.31      2.69       2.98      2.90       2.79
                           -----------------------------------------------------
  Net investment income/1        .22       .25        .25       .25        .25
  Net realized and
unrealized gains (losses)       (.20)     (.38)      (.29)      .08        .11
                           -----------------------------------------------------
Total from investment
operations                       .02      (.13)      (.04)      .33        .36
                           -----------------------------------------------------
Less distributions from net
investment income               (.24)     (.25)      (.25)     (.25)      (.25)
                           -----------------------------------------------------
Net asset value, end of year    2.09      2.31       2.69      2.98       2.90
                                ====      ====       ====      ====       ====
Total return (%)/2               .75     (5.46)      (.93)    11.69      13.41

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year       172,959   367,151    487,196   394,612    151,073
($ x 1,000)
Ratios to average net
assets: (%)
 Expenses                       1.27      1.25       1.24      1.23       1.25
 Net investment income          9.79      9.76       8.89      8.51       8.75
Portfolio turnover rate (%)    21.37     18.79      27.55     29.69      20.01

1. Based on average shares outstanding effective year ended May 31, 2000.
2. Total return does not include sales charges, and is not annualized.
3. For the period January 1, 1999 (effective date) to May 31, 1999 for Class B.
4. Annualized.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                  CLASS B                   CLASS C
--------------------------------------------------------------------------------
o  Initial sales         o  No initial sales      o Initial sales
   charge of 4.25% or       charge                  charge of 1%
   less

o  Deferred sales        o  Deferred sales        o Deferred sales
   charge of 1% on          charge of 4% on         charge of 1% on
   purchases of $1          shares you sell         shares you sell
   million or more sold     within the first        within 18 months
   within 12 months         year, declining to
                            1% within six years
                            and eliminated
                            after that

o  Lower annual           o Higher annual         o Higher annual
   expenses than Class      expenses than Class     expenses than Class
   B or C due to lower      A (same as Class C)     A (same as Class B)
   distribution fees        due to higher           due to higher
                            distribution fees.      distribution fees.
                            Automatic               No conversion to
                            conversion to Class     Class A shares, so
                            A shares after          annual expenses do
                            eight years,            not decrease.
                            reducing future
                            annual expenses.

SALES CHARGES - CLASS A


                                    THE SALES CHARGE
                                   MAKES UP THIS % OF  WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT        THE OFFERING PRICE    YOUR NET INVESTMENT
--------------------------------------------------------------------------------
Under $100,000                            4.25                  4.44
$100,000 but under $250,000               3.50                  3.63
$250,000 but under $500,000               2.50                  2.56
$500,000 but under $1 million             2.00                  2.04


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 20), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 19).


DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.15% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN
THIS MANY YEARS AFTER BUYING          THIS % IS DEDUCTED FROM
THEM                                  YOUR PROCEEDS AS A CDSC
---------------------------------------------------------------
1 Year                                           4
2 Years                                          4
3 Years                                          3
4 Years                                          3
5 Years                                          2
6 Years                                          1
7 Years                                          0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 19). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.


MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Bank & Trust 403(b) plans, and Franklin Templeton Bank & Trust qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                   THE SALES CHARGE
                                  MAKES UP THIS % OF     WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE      YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                  1.00                 1.01

  WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
       IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A , B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]


To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 26 for exchange information).


SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

                   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE
                APPROPRIATE SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------


MINIMUM INVESTMENTS
--------------------------------------------------------------------------------
                                              INITIAL        ADDITIONAL
--------------------------------------------------------------------------------
Regular accounts                              $1,000         $50
--------------------------------------------------------------------------------
Automatic investment plans                    $50 ($25 for   $50 ($25 for
                                              an Education   an Education
                                              IRA)           IRA)
--------------------------------------------------------------------------------
UGMA/UTMA accounts                            $100           $50
--------------------------------------------------------------------------------
Retirement accounts                           no minimum     no minimum
(other than IRAs, IRA rollovers, Education
IRAs or Roth IRAs)
--------------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth
IRAs                                          $250           $50
--------------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs
                                              $250           $50
--------------------------------------------------------------------------------
Full-time employees, officers, trustees and directors of Franklin Templeton entities, and their immediate family members
                                              $100           $50
--------------------------------------------------------------------------------

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 24). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.
`

BUYING SHARES
--------------------------------------------------------------------------------
                        OPENING AN ACCOUNT          ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                        Contact your investment     Contact your investment
THROUGH YOUR            representative              representative
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic of      If you have another         Before requesting a
phone and computer]     Franklin Templeton fund     telephone or online purchase
                        account with your bank      into an existing account,
BY PHONE/ONLINE         account information on      please make sure we have
                        file, you may open a new    your bank account
(Up to $100,000 per     account by phone. At this   information on file. If we
shareholder per day)    time, a new account may     do not have this
                        not be opened online.       information, you will need
1-800/632-2301                                      to send written instructions
                        To make a same day          with your bank's name and
franklintempleton.com   investment, your phone      address, a voided check or
                        order must be received and  savings account deposit
NOTE:  CERTAIN ACCOUNT  accepted by us by 1:00      slip, and a signature
TYPES ARE NOT           p.m. Pacific time or the    guarantee if the bank and
AVAILABLE FOR ONLINE    close of the New York       Fund accounts do not have at
ACCOUNT ACCESS          Stock Exchange, whichever   least one common owner.
                        is earlier.
                                                    To make a same day
                                                    investment, your phone or
                                                    online order must be
                                                    received and accepted by us
                                                    by 1:00 p.m. Pacific time or
                                                    the close of the New York
                                                    Stock Exchange, whichever is
                                                    earlier.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        Make your check payable to  Make your check payable to
[Insert graphic of      AGE High Income Fund.       AGE High Income Fund.
envelope]                                           Include your account number
                        Mail the check and your     on the check.
BY MAIL                 signed application to
                        Investor Services.          Fill out the deposit slip
                                                    from your account statement.
                                                    If you do not have a slip,
                                                    include a note with your
                                                    name, the Fund name, and
                                                    your account number.

                                                    Mail the check and deposit
                                                    slip or note to Investor
                                                    Services.
--------------------------------------------------------------------------------
[Insert graphic of      Call to receive a wire      Call to receive a wire
three lightning bolts]  control number and wire     control number and wire
                        instructions.               instructions.

                        Wire the funds and mail     To make a same day wire
BY WIRE                 your signed application to  investment, please call us
                        Investor Services. Please   by 1:00 p.m. Pacific time
1-800/632-2301          include the wire control    and make sure your wire
(or 1-650/312-2000      number or your new account  arrives by 3:00 p.m.
collect)                number on the application.

                        To make a same day wire
                        investment, please call us
                        by 1:00 p.m. Pacific time
                        and make sure your wire
                        arrives by 3:00 p.m.
--------------------------------------------------------------------------------
[Insert graphic of two  Call Shareholder Services   Call Shareholder Services at
arrows pointing in      at the number below, or     the number below or our
opposite directions]    send signed written         automated TeleFACTS system,
                        instructions. You also      or send signed written
BY EXCHANGE             may place an online         instructions. You also may
                        exchange order. The         place an online exchange
TeleFACTS(R)            TeleFACTS system cannot be  order.
1-800/247-1753          used to open a new account.
(around-the-clock                                   (Please see page 26 for
access)                 (Please see page 26 for     information on exchanges.)
                        information on exchanges.)
Our Website
franklintempleton.com

--------------------------------------------------------------------------------

           FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.


EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 32).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.


REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.


SELLING SHARES
--------------------------------------------------------------------------------
                         TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                         Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic of       Send written instructions and endorsed share
envelope]                certificates (if you hold share certificates)
                         to Investor Services.  Corporate, partnership
BY MAIL                  or trust accounts may need to send additional
                         documents.

                         Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the name(s) and address on
                         the account, or otherwise according to your written
                         instructions.
--------------------------------------------------------------------------------
[Insert graphic of       As long as your transaction is for $100,000 or
phone and computer]      less, you do not hold share certificates and
                         you have not changed your address by phone or
BY PHONE/ONLINE          online within the last 15 days, you can
                         sell your shares by phone or online.
1-800/632-2301
                         A check will be mailed to the name(s) and
franklintempleton.com    address on the account. Written instructions, with a
                         signature guarantee, are required to send the check to another address or to make it payable to another person.


--------------------------------------------------------------------------------
[Insert graphic of three You can call, write, or visit us online to have
 lightning bolts]        redemption proceeds sent to a bank account. See the
                         policies above for selling shares by mail, phone, or
BY ELECTRONIC FUNDS      online.
TRANSFER (ACH)
                         Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                         If we receive your request in proper form by 1:00 p.m.
                         Pacific time, proceeds sent by ACH generally will be
                         available within two to three business days.
--------------------------------------------------------------------------------
[Insert graphic of two   Obtain a current prospectus for the fund you
arrows pointing in       are considering. Prospectuses are available online at
opposite directions]     franklintempleton.com.
 .

BY EXCHANGE              Call Shareholder Services at the number below
                         or our automated TeleFACTS system, or send
TeleFACTS(R)             signed written instructions. You also may
1-800/247-1753           place an exchange order online.  See the
(around-the-clock        policies above for selling shares by mail,
access)                  phone, or online.

                         If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.
--------------------------------------------------------------------------------



            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You also can review and receive these documents on our website if you have registered your account online (please see "Telephone/Online Privileges" on page
25).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o  Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or
(iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers who redeem or exchange their shares of the Fund within 90 days of purchase will be assessed a fee of 2% of redemption proceeds. This redemption fee does not apply to 401(k) participant accounts, accounts not held individually through Franklin Templeton Investors Services, LLC, and funds under the automatic dividend reinvestment program and the systematic withdrawal program. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o  The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                  CLASS A       CLASS B         CLASS C
--------------------------------------------------------------------------------
COMMISSION (%)                    ---           3.00            2.00
Investment under $100,000         4.00          ---             ---
$100,000 but under $250,000       3.25          ---             ---
$250,000 but under $500,000       2.25          ---             ---
$500,000 but under $1 million     1.85          ---             ---
$1 million or more                up to 0.751   ---             ---
12B-1 FEE TO DEALER               0.15          0.15/2          0.65/3

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.


MARKET TIMERS. Please note that for Class A NAV purchases by Market Timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.


1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Fund Information         1-800/DIAL BEN       5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)     6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Retirement Services      1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040       5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)  1-800/247-1753       (around-the-clock access)



FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com


You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Investment Company Act file #811-1608





LIT CODE []

                        SUPPLEMENT DATED JANUARY 1, 2002
                TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                         FRANKLIN'S AGE HIGH INCOME FUND
                              dated October 1, 2001


The Statement of Additional Information is amended as follows:

I. As of January 1, 2002, the Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class.

II. The second paragraph under the section "Organization, Voting Rights and Principal Holders" on page 16 is replaced with the following:

The Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o AGE High Income Fund - Class A
o AGE High Income Fund - Class B
o AGE High Income Fund - Class C
o AGE High Income Fund - Class R
o AGE High Income Fund - Advisor Class

III. The following is added to the section "Organization, Voting Rights and Principal Holders" on page 16:

As of October 5, 2001, the principal shareholders of the Fund, beneficial or of record, were:


Name and Address                     Share Class    Percentage (%)
--------------------------------------------------------------------------
Andrew R. Johnson
PO Box 370100
Las Vegas, NV 89137-0100             Advisor        23.84

Richard C. Stoker Living Trust
Richard C. Stoker Trustee
DTD 8/27/90
2930 N Atlantic Blvd.
Fort Lauderdale, FL 33308-7512       Advisor        5.27

Franklin Templeton Bank & Trust
Trustee for Defined Contribution
Services
Franklin Resources Profit Sharing
Plan                                 Advisor        11.75
PO Box 2438
Rancho Cordova, CA 95741-2438

Note: Rupert H. Johnson, Jr., who is an officer and director of the Fund, serves on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, he participates in the voting of such shares. Rupert H. Johnson, Jr. disclaims beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

As of October 5, 2001, the officers and board members, as a group, owned of record and beneficially less than 3.9% of the outstanding shares of the Advisor Class and less than 1% of the other classes. The board members may own shares in other funds in Franklin Templeton Investments.

IV. The first paragraph under the section "Buying and Selling Shares - Initial sales charges" on page 17 is replaced with the following:

The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B and Class R.

V. The first paragraph under "Buying and Selling Shares - Retirement plans" on page 19 is replaced with the following:

Retirement plans. Effective January 1, 2002, (i) individual retirement accounts with investments of $1 million or more, (ii) Qualified plans, which include ERISA-qualified 403(b), defined contribution including 401(k), profit sharing, money purchase and defined benefit plans and certain non-qualified plans that operate in a similar manner to Qualified plans, such as 457 plans and executive deferred compensation plans, with plan assets of $20 million or more, (iii) ValuSelect Qualified plans and other Qualified plans where Franklin Templeton Investments does the partipant level recordkeeping with plan assets of $10 million or more and (iv) ValuSelect Qualified plans and other Qualified plans where Franklin Templeton Investments does the participant level recordkeeping with plan assets of less than $10 million if Class R shares are not offered on a particular fund are eligible to buy Class A shares without an initial sales charge.

The following investors may buy Class R shares without an initial sales charge:
(i) Qualified plans, which include ERISA-qualified 403(b), defined contribution including 401(k), profit sharing, money purchase and defined benefit plans and certain non-qualified plans that operate in a similar manner to Qualified plans, such as 457 plans and executive deferred compensation plans, with plan assets less than $20 million, (ii) ValuSelect Qualified plans and other Qualified plans where Franklin Templeton Investments does participant level recordkeeping and all other Qualified plans with plan assets less than $10 million, and (iii) investors with an IRA Rollover of less than $1 million from a retirement plan that offered Franklin Templeton funds.

Retirement plans that are not Qualified retirement plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified retirement plan accounts for the purpose of meeting these requirements.

VI. The second paragraph under the section "Buying and Selling Shares - Dealer compensation" on page 20 is replaced with the following:

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

VII. The third paragraph under the section "Buying and Selling Shares - Dealer compensation" on page 20 is deleted.

VIII. The first paragraph under the section "Buying and Selling Shares - Contingent deferred sales charge (CDSC)" on page 20 is replaced with the following:

If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase effective February 1, 2002. For purchases made prior to February 1, 2002, a CDSC of 1% may apply to shares redeemed within 12 months of purchase. For Class C and Class R shares, a CDSC may apply if you sell your shares within 18 months of purchase. For Class R shares, the CDSC is applied at the plan level based on initial investment for qualified plans. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IX. The following is added under the section "Buying and Selling Shares - CDSC waivers" on page 21:

o Redemptions of Class R shares by investors if the securities dealer of record waived its commission in connection with the purchase.

X. The following paragraph is added under the section "Buying and Selling Shares, beginning on page 17:

Conversion of Class R shares to Class A shares When Qualified retirement plans reach $20 million, assets may be transferred from Class R shares into Class A shares at NAV if Franklin Templeton Investments is notified by the plan sponsor.

Effective October 1, 2002, when ValuSelect Qualified retirement plans and other plans where Franklin Templeton Investments does the participant level recordkeeping reach $10 million, assets may be transferred from Class R shares into Class A shares at NAV if Franklin Templeton Investments is notified by the plan sponsor.

X. The first two paragraphs under "The Underwriter - Distribution and service (12b-1) fees - The Class B and C plans" on page 24 are replaced with the following:

The Class B, C and R plans. For Class B and C shares, the Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

XI. The subheading "The Class A, B and C plans" under "The Underwriter - Distribution and service (12b-1) fees" on page 25 is replaced with "The Class A, B, C and R plans."

XII.  The following is added under the section "Performance" on page 25:

The Fund began offering Class R shares on January 1, 2002. The Class R performance shown is calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Rule 12b-1 fees applicable to Class R.

The average annual total returns for the indicated periods ended May 31, 2001, were:

                 1 Year (%)       5 Years (%)               10 Years (%)
-----------------------------------------------------------------------------
Class R

The cumulative total returns for the indicated periods ended May 31, 2001, were:

                 1 Year (%)       5 Years (%)               10 Years (%)
-----------------------------------------------------------------------------
Class R

The yields for the 30-day period ended May 31, 2001, were:

                 1 Year (%)       5 Years (%)               10 Years (%)
-----------------------------------------------------------------------------
Class R

The current distribution rates for the 30-day period ended May 31, 2001, were:

                 1 Year (%)       5 Years (%)               10 Years (%)
-----------------------------------------------------------------------------
Class R


              Please keep this supplement for future reference.






Franklin's
AGE High
Income Fund

Franklin High Income Trust
Class A, B & C


STATEMENT OF ADDITIONAL INFORMATION

October 1, 2001


[Insert Franklin Templeton Investments Logo]

P.O. Box 997151, Sacramento, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated October 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended May 31, 2001, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

Contents


Goals, Strategies and Risks . . . . . . . . 2
Officers and Trustees . . . . . . . . . . . 9
Management and Other Services . . . . . . .11
Portfolio Transactions . . . . . . . . . . 12
Distributions and Taxes . . . . . . . . . .13
Organization, Voting Rights
 and Principal Holders . . . . . . . . . . 16
Buying and Selling Shares . . . . . . . . .16
Pricing Shares . . . . . . . . . . . . . . 23
The Underwriter . . . . . . . . . . . . . .23
Performance . . . . . . . . . . . . . . . .25
Miscellaneous Information . . . . . . . . .27
Description of Ratings . . . . . . . . . . 28



Mutual funds, annuities, and other investment products:

o are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

o  are not deposits or obligations of, or guaranteed or endorsed by, any bank;

o  are subject to investment risks, including the possible loss of principal.




Goals, Strategies and Risks
----------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.


The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.


Fundamental Investment Policies


The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

The Fund may not:

1. Invest more than 25% of the value of the Fund's total assets in one particular industry.

2. Purchase securities, if the purchase would cause the Fund at that time to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. government).

3. Underwrite or engage in the agency distributions of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio.

4. Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

5. Borrow money in excess of 5% of the value of the Fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes.

6. Sell securities short or buy on margin nor pledge or hypothecate any of the Fund's assets.

7. Buy or sell real estate (other than interests in real estate investment trusts), commodities or commodity contracts.

8. Invest in the securities of another investment company, except securities acquired in connection with a merger, consolidation or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton funds provided (i) its purchases and redemptions of such money market Fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws), and (iii) aggregate investments by the Fund in any such money market Fund do not exceed (a) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (b) more than 3% of the outstanding shares of any such money market fund.

9. Invest in any company for the purpose of exercising control or management.

10. Purchase the securities of any company in which any officer, trustee, or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities and in which all of the officers, trustees, and directors of the Fund and its investment manager as a group, own more than 5% of such securities.


Non-Fundamental Investment Policies


 1. The Fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S.

 2. Illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities that are not readily marketable) may not constitute more than 10% of the value of the Fund's net assets.

 3. The Fund may not invest more than 5% of its total assets in companies that have a record of less than three years continuous operation, including predecessors.

 4. The Fund will not invest more than 10% of its total assets, at the time of purchase, in defaulted debt securities.


 5. The Fund may lend certain of its portfolio securities, provided such loans do not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan.


Investments, techniques, strategies and their risks

In trying to achieve its investment goals, the Fund may invest in the following types of securities or engage in the following types of transactions:

Debt securities A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

The Fund may invest in debt securities on which the issuer is not currently making interest payments (defaulted debt securities). The Fund may buy defaulted debt securities if, in the opinion of the manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near future. These securities may be illiquid.

Call. There is a risk that a security will be prepaid (called) before its stated maturity date. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. Issuers of high yield securities often have the right to call their securities prior to maturity. If a security is called, the Fund may have to replace it with a lower yielding security.

High yield securities Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993, depressed the prices of many of these securities. Factors adversely impacting the market value of high yield securities may lower the Fund's net asset value per share.

The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

The Fund may purchase certain high yield, fixed-income securities at a discount to par value. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold securities solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the securities remain attractive. The Fund may realize a capital loss when a security is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities, whether purchased at par, a discount, or a premium.

Pay-in-kind securities. Pay-in-kind securities pay interest by issuing more bonds. The Fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or the cash payment date. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon, deferred interest or pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.


Ratings. The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities regardless of their rating and up to 100% of the portfolio may be invested in non-investment grade securities (rated lower than BBB by Standard & Poor's Ratings Group or Baa by Moody's Investors Service, Inc.). Please see "Description of Ratings" for details.


Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the Fund's portfolio. In its analysis, the manager considers a variety of factors, including:

o  the experience and managerial strength of the issuer;

o  responsiveness to changes in interest rates and business conditions;

o  debt maturity schedules and borrowing requirements;

o the issuer's changing financial condition and market recognition of the change; and

o relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

Zero-coupon securities. Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature.

Equity securities The Fund may invest in dividend-paying equity securities. Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants and rights. The Fund's equity investments generally will be limited to dividend-paying common or preferred stocks.

The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include warrants or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

Foreign securities Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Developing countries. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.


Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in the euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

Foreign currency. The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.


The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Forward currency exchange contracts. The Fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.


Illiquid securities Generally, an illiquid security is any security that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it. The Fund's Board of Trustees has authorized the Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and for which a liquid institutional market has developed. The Fund's Board of Trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Fund's board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.


Interest rate swaps The Fund may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations. One obligation has an interest rate fixed to maturity while the other has an interest rate that changes with changes in a designated benchmark, such as the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees.

The Fund intends to participate in interest rate swaps with regard to obligations held in the Fund's portfolio. To the extent, however, the Fund does not own the underlying obligation, the Fund will maintain, in a segregated account with its custodian bank, cash or liquid debt securities with an aggregate value equal to the amount of the Fund's outstanding swap obligation.

Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.


Loan participations The Fund may acquire loan participations and other related direct or indirect bank debt obligations (loan participations), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While loan participations generally trade at par value, the Fund will be permitted to buy loan participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, loan participations may appreciate in value.


Loans of portfolio securities To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.


Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


Options on securities Although it does not currently anticipate that it will do so, the Fund may write covered call options that are listed for trading on a national securities exchange. This means that the Fund will only write options on securities that the Fund actually owns. A call option gives the buyer the right to buy the security on which the option is written for a specified period of time at a price agreed to at the time the option is sold, even though that price may be less than the value of the security at the time the option is exercised. When the Fund sells covered call options, the Fund receives a cash premium which can be used in whatever way the Fund deems to be most beneficial. In writing covered call options, the Fund is subject to the risk that in the event of a price increase on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. If the Fund determines that it does not wish to deliver the underlying securities from its portfolio, it may have to enter into a "closing purchase transaction" and pay a premium which may be higher or lower than the premium it received for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.


Repurchase agreements The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.


Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Restricted securities A restricted security is one that has been purchased through a private offering and cannot be sold without prior registration under the 1933 Act, unless the sale is pursuant to an exemption under the 1933 Act. In recent years, the Fund's portfolio has included several issues of restricted securities.

Notwithstanding the restriction on the sale of restricted securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value per share, within the range of the bid and ask prices. If no quotations are available, the security will be valued at fair value in accordance with procedures adopted by the Board. The Fund may receive commitment fees when it buys restricted securities. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction which the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities with an aggregate value equal to the amount of its commitments until payment is made. The Fund will not buy restricted securities to generate commitment fees, although the receipt of fees will help the Fund achieve its principal objective of earning a high level of current income.

The Fund may receive consent fees in a variety of situations. For example, the Fund may receive consent fees if an issuer seeks to "call" a bond it has issued which does not contain a provision permitting the issuer to call the bond, or if the Fund's consent is required to facilitate a merger or other business combination transaction. Consent fees are received only occasionally, are privately negotiated, and may be in any amount. As is the case with commitment fees, the Fund will not buy securities with a view to generating consent fees, although the receipt of such fees is consistent with the Fund's principal investment objective.


Temporary investments When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.


Temporary defensive investments generally may include short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents. To the extent allowed by exemptions granted under the Investment Company Act of 1940, as amended, and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Timing of the Fund's transactions Normally, the Fund will buy securities with the intention of holding them for the long term. It may on occasion, however, buy securities with the expectation of selling them within a short period of time. The Fund may make changes in particular portfolio holdings whenever it determines that a security is no longer suitable for the Fund's portfolio or that another security appears to offer a relatively greater opportunity, and will make such changes without regard to the length of time a security has been held.

Trade claims The Fund may invest a portion of its assets in trade claims purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.


An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the Securities and Exchange Commission. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. Because of the nature and risk of trade claims, the Fund will limit its investment in these instruments to 5% of its net assets at the time of purchase.


When-issued and delayed delivery transactions The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities.

Officers and Trustees
--------------------------------------------------------------------------------

Franklin High Income Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.


Frank H. Abbott, III (80)
1045 Sansome Street, San Francisco, CA 94111
Trustee


President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and formerly, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).


*Harmon E. Burns (56)
One Franklin Parkway, San Mateo, CA 94403-1906
Vice President and Trustee

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Robert F. Carlson (73)
2120 Lambeth Way, Carmichael, CA 95608
Trustee


Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); director or trustee, as the case may be, of 11 of the investment companies in Franklin Templeton Investments; and formerly, member and Chairman of the Board, Sutter Community Hospitals, member, Corporate Board, Blue Shield of California, and Chief Counsel, California Department of Transportation.


S. Joseph Fortunato (69)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
Trustee


Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.


*Rupert H. Johnson, Jr. (61)
One Franklin Parkway, San Mateo, CA 94403-1906
President and Trustee

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (72)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
Trustee

President, Las Olas (Asset Management); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and formerly, Chairman, Peregrine Venture Management Company (venture capital); General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

*Martin L. Flanagan (41)
One Franklin Parkway, San Mateo, CA 94403-1906
Vice President and Chief Financial Officer

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President, Franklin Templeton Investor Services, LLC; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (54)
One Franklin Parkway, San Mateo, CA 94403-1906
Vice President

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust(until 2000).

Barbara J. Green (53)
One Franklin Parkway, San Mateo, CA 94403-1906
Vice President

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (64)
One Franklin Parkway, San Mateo, CA 94403-1906
Vice President


Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.


Kimberley Monasterio (37)
One Franklin Parkway, San Mateo, CA 94403-1906
Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, LLC; and officer of 33 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (64)
One Franklin Parkway, San Mateo, CA 94403-1906
Vice President and Secretary

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).


*This board member is considered an "interested person" under federal securities laws.

The Trust pays noninterested board members $850 per month plus $810 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.



                        Total Fees     Total Fees Received  Number of Boards in
                         Received         from Franklin     Franklin Templeton
                      from the Trust/1      Templeton         Investments on
Name                       ($)          Investments/2 ($)   which Each Serves/3
--------------------------------------------------------------------------------

Frank H. Abbott, III       14,717            156,953             28
Robert F. Carlson          18,300             90,815             11
S. Joseph Fortunato        14,233            359,629             49
Frank W.T. LaHaye          14,717            165,529             28

1. For the fiscal year ended May 31, 2001.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 155 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


Management and Other Services
-------------------------------------------------------------------------------

Manager and services provided The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.


The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).


Management fees The Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and o 9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended May 31, the Fund paid the following management fees:


                  Management Fees Paid ($)
-------------------------------------------------
2001                     12,736,285
2000                     15,209,681
1999                     16,672,024

Administrator and services provided Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended May 31, the manager paid FT Services the following administration fees:


                 Administration Fees Paid ($)
 -------------------------------------------------
 2001                      2,663,542
 2000                      3,090,442
 1999                      3,304,935

Shareholder servicing and transfer agent Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.


For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

Custodian Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Auditor PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

Portfolio Transactions
--------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended May 31, the Fund paid the following brokerage commissions:


                   Brokerage Commissions ($)
 -------------------------------------------------
 2001                       58,039
 2000                       95,133
 1999                        7,524

For the fiscal year ended May 31, 2001, the Fund paid brokerage commissions of $58,039 from aggregate portfolio transactions of $9,308,337.96 to brokers who provided research services.

As of May 31, 2001, the Fund did not own securities of its regular broker-dealers.

Distributions and Taxes
--------------------------------------------------------------------------------

2001 Tax Act On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (Tax Act). The Tax Act includes provisions that significantly reduce individual income tax rates, provide for marriage penalty relief, eliminate current phase-outs of the standard deduction and personal exemptions, provide for additional savings incentives for individuals (generally by increasing the maximum annual contribution limits applicable to retirement and education savings programs), and provide for limited estate, gift and generation-skipping tax relief. While these provisions have an important tax impact on individual investors in the Fund, their impact on the Fund itself are limited (as discussed in the paragraphs to follow).

Multiclass distributions The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

Distributions of net investment income The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income.

Distributions of capital gains

Capital gain distributions. The Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Taxation of five year gains

o Shareholders in the 10 and 15% federal brackets. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (for example, the 25, 28, 33 or 35% bracket when these brackets are fully phased-in in the year 2006), capital gain distributions are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any distributions from the Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

Investments in foreign securities The next three paragraphs describe tax considerations that are applicable to the Fund to the extent that it invests in foreign securities.

Effect of foreign withholding taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Effect of foreign debt investments and hedging on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

Information on the amount and tax character of distributions The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

Election to be taxed as a regulated investment company The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

Excise tax distribution requirements To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: o 98% of its taxable ordinary income earned during the calendar year; o 98% of its capital gain net income earned during the twelve month period ending October 31; and o 100% of any undistributed amounts of these categories of income or gain from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of fund shares

Redemptions. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Taxation of five year gains.

o Shareholders in the 10 and 15% federal brackets. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (for example, the 25, 28, 33 or 35% bracket when these brackets are fully phased-in in the year 2006), gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any gains from the sale of Fund shares purchased after January 1, 2001, and held for more than five years will be subject to a maximum rate of tax of 18%. You may, however, elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares as of January 2, 2001, and to restart your holding period in the shares as of that date. The election does not apply to any Fund shares redeemed on or before January 2, 2002.

Redemptions at a loss within six months of purchase. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of basis. If you redeem some or all of your shares in the Fund, and then reinvest the redemption proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

U.S. government securities The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations It is anticipated that none or only a small percentage of the Fund's income dividends will qualify for the corporate dividends-received deduction. This is because only dividends received by the Fund from its investment in certain corporations qualify for the deduction.

Investment in complex securities The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on its investments in complex securities. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

Derivatives. The Fund is permitted to invest in certain options, forwards or foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

Tax straddles. The Fund's investment in options, forwards, or foreign currency contracts in connection with certain hedging transactions could also cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes. Under proposed regulations issued by the Internal Revenue Service, securities acquired as part of a "hedging transaction" may not be treated as a capital asset, and any gain or loss on the sale of these securities may be treated as ordinary income (rather than capital gain) or loss. These regulations, if ultimately adopted and deemed applicable to the Fund, could apply to any offsetting positions entered into by the Fund to reduce its risk of loss.

Securities purchased at discount. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of these investments by the Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.


Organization, Voting Rights and Principal Holders
--------------------------------------------------------------------------------

The Fund is a diversified series of Franklin High Income Trust (Trust), an open-end management investment company, commonly called a mutual fund. It was incorporated in Colorado in January 1968 under the sponsorship of the Assembly of Governmental Employees, reorganized as a Delaware business trust in the present form on October 1, 1996, and is registered with the SEC.

The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:


o     AGE High Income Fund -  Class A
o     AGE High Income Fund -  Class B
o     AGE High Income Fund -  Class C
o     AGE High Income Fund -  Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of August 31, 2001, the principal shareholders of the Fund, beneficial or of record, were:


Name and Address                      Share Class      Percentage (%)
-------------------------------------------------------------------------------
Andrew R. Johnson
PO Box 370100
Las Vegas, NV 89137-0100                Advisor             23.41

Richard C. Stoker
Richard C. Stoker LIV TR
DTD 8/27/90
2930 N Atlantic Blvd.
Fort Lauderdale, FL 33308               Advisor             6.46

FTB&T TTEE FOR DEFINED CONTRIBUTION
SERVS
Franklin Resources PSP
PO Box 2438
Rancho Cordova, CA 95741-2438           Advisor             11.33

Note: Rupert H. Johnson, Jr., who is an officer and director of the Fund, serves on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, he participates in the voting of such shares. Rupert H. Johnson, Jr. disclaims beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.



From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of August 31, 2001, the officers and board members, as a group, owned of record and beneficially less than 4.13% of the outstanding shares of Franklin High Income Fund Advisor Class and less than 1% of the other classes. The board members may own shares in other funds in Franklin Templeton Investments.



Buying and Selling Shares
--------------------------------------------------------------------------------
The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Initial sales charges The maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

Cumulative quantity discount. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

Letter of intent (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

Group purchases. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o     Was formed at least six months ago,

o     Has a purpose other than buying Fund shares at a discount,

o     Has more than 10 members,

o     Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

Waivers for investments from certain payments. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:


o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.


o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

Waivers for certain investors. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o  Any investor who is currently a Class Z shareholder of Franklin Mutual
   Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or xchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o  Members of the Assembly of Governmental Employees (AGE)

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

Retirement plans. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in Franklin Templeton funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the retirement plan account's initial purchase in Franklin Templeton funds.

Sales in Taiwan. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

Size of Purchase - U.S. Dollars                Sales Charge (%)
----------------------------------------------------------------------
Under $30,000                                  3.0
$30,000 but less than $100,000                 2.0
$100,000 but less than $400,000                1.0
$400,000 or more                                 0

Dealer compensation Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Contingent deferred sales charge (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the account's initial purchase in Franklin Templeton funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

if you sell your Class B shares
within this many years after buying  this % is deducted from
them                                 your proceeds as a CDSC
---------------------------------------------------------------
1 Year                                         4
2 Years                                        4
3 Years                                        3
4 Years                                        3
5 Years                                        2
6 Years                                        1
7 Years                                        0

CDSC waivers. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

Exchange privilege If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

Systematic withdrawal plan Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.


Redemptions in kind The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


Share certificates We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.


Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.


There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

Pricing Shares
--------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

The Underwriter
--------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares.


Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906. Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended May 31:


                                                         Amount Received in
                                                           Connection with
           Total Commissions    Amount Retained by         Redemptions and
              Received ($)       Distributors ($)          Repurchases ($)
 -------------------------------------------------------------------------------
 2001          6,979,040              259,374                  412,999
 2000          7,391,718              421,646                  519,135
 1999         14,965,326              918,814                  409,040


Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

The Class A plan. The Fund may pay up to 0.15% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.


For the fiscal year ended May 31, 2001, the amounts paid by the Fund pursuant to the plan were:

                                            ($)
-----------------------------------------------------
Advertising                               148,027
Printing and mailing prospectuses
  other than to current shareholders       48,659
Payments to underwriters                   58,686
Payments to broker-dealers              2,759,965
Other                                     210,790
                                        -------------
Total                                   3,226,127
                                        -------------


The Class B and C plans. The Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.


The Class B and C plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.


Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2001, were:

                                            ($)
-----------------------------------------------------
Advertising                              12,176
Printing and mailing prospectuses
  other than to current shareholders      1,174
Payments to underwriters                 16,077
Payments to broker-dealers              527,700
Other                                    13,882
                                        -------------
Total                                   571,009
                                        -------------


Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2001, were:

                                            ($)
-----------------------------------------------------
Advertising                               38,339
Printing and mailing prospectuses
  other than to current shareholders       7,271
Payments to underwriters                   19,043
Payments to broker-dealers              2,199,395
Other                                      42,709
                                        -------------
Total                                   2,306,757
                                        -------------


The Class A, B and C plans. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance
--------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns for the indicated periods ended May 31, 2001, were:

                 1 Year (%)       5 Years (%)               10 Years (%)
-----------------------------------------------------------------------------
Class A          -2.51            3.34                      8.62

                                                          Since Inception
                                  1 Year (%)               (1/1/99) (%)
-----------------------------------------------------------------------------
Class B                          -2.88                     -2.46

                                                            Since
                                                           Inception
                 1 Year (%)       5 Years (%)              (5/16/95) (%)
-----------------------------------------------------------------------------
Class C          -1.01            3.41                      4.52


The following SEC formula was used to calculate these figures:
      n
P(1+T)  = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Cumulative total return Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended May 31, 2001 were:


                 1 Year (%)       5 Years (%)               10 Years (%)
-----------------------------------------------------------------------------
Class A          -2.51            17.85                     128.55

                                                        Since Inception
                                  1 Year (%)               (1/1/99) (%)
-----------------------------------------------------------------------------
Class B                           -2.88                     -5.83

                                                            Since Inception
                 1 Year (%)       5 Years (%)               (5/16/95) (%)
-----------------------------------------------------------------------------
Class C          -1.01            18.26                     30.61

Current yield Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended May 31, 2001, were:

Class A (%)     Class B (%)   Class C (%)
-----------------------------------------------------------------------------
10.36           10.36         10.25


The following SEC formula was used to calculate these figures:
                    6
Yield = 2 [(a-b + 1) - 1]
            cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Current distribution rate Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended May 31, 2001 were:


Class A (%)     Class B (%)   Class C (%)
---------------------------------------------
11.01           11.02         10.86


Volatility Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.


The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.


Comparisons To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).


o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.


o Wilshire 5000 Equity Index - represents the return on the market value of all U.S.-headquartered equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o  Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity
   Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


o  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.
   - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The Wall Street Journal, and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.


o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan Chase & Co., Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

Miscellaneous Information
--------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $266 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 106 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings
--------------------------------------------------------------------------------

Corporate Bond Ratings

Moody's Investors Service, Inc. (Moody's)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Debt & Commercial Paper Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.








                           FRANKLIN HIGH INCOME TRUST
                              FILE NOS. 2-30203
                                    811-1608

                                    FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 23.    EXHIBITS

      The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

      (a)   Agreement and Declaration of Trust

            (i)   Agreement and Declaration of Trust dated May 14, 1996
                  Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 30, 1997

            (ii) Certificate of Amendment of Agreement and Declaration of Trust of Age High Income Fund dated July 15, 1996
                  Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 30, 1997

            (iii)Certificate of Amendment of Agreement and Declaration of
                  Trust of Franklin High Income Trust dated July 19, 2001
                  Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 27, 2001

            (iv)  Certificate of Trust of Age High Income Fund dated May 14,
                  1996
                  Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 30, 1997

            (v) Certificate of Amendment to the Certificate of Trust of Age High Income Fund dated July 15, 1996
                  Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 30, 1997

      (b)   By-Laws

            (i)   By-Laws
                  Filing: Post-Effective Amendment No. 36 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: August 2, 1996

      (c)   Instruments Defining Rights of Securities Holders

            Not Applicable

      (d)   Investment Advisory Contracts

            (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated September 13, 1996
                  Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 30, 1997

      (e)   Underwriting Contracts

            (i) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers
                  Filing: Post-Effective Amendment No. 40 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date:  December 23, 1998

            (ii) Amended and Restated Distribution Agreement dated October 31, 2000 between Registrant and Franklin/Templeton Distributions, Inc.
                  Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 27, 2001

      (f)   Bonus or Profit Sharing Contracts

            Not Applicable

      (g)   Custodian Agreements

            (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 30, 1997

            (ii) Amendment dated May 7, 1997, to the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 39 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date:  July 21, 1998

            (iii) Amendment dated February 27, 1998, to Master Custody
                  Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 27, 2001

            (iv) Amendment dated March 28, 2001 to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 27, 2001


            (v) Amendment dated May 16, 2001 to Master Custody Agreement between Registrant and Bank of New York dated
                  February 16, 1996
                  Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 27, 2001


            (vi) Amended and Restated Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated May 16, 2001
                  Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 27, 2001

            (vii) Amendment dated August 17, 2001 to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement dated
                  May 16, 2001
                  Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 27, 2001

          (viii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 30, 1997

      (h)   Other Material Contracts

            (i) Subcontract for Fund Administrative Services dated January 1, 2001 between Franklin Advisers, Inc. and Franklin Templeton Services LLC
                  Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 27, 2001

      (i)   Legal Opinion

            (i)   Opinion and Consent of Counsel dated July 14, 1998
                  Filing: Post-Effective Amendment No. 39 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date:  July 21, 1998

      (j)   Other Opinions

            (i)   Consent of Independent Auditors

      (k)   Omitted Financial Statements

      (l)   Initial Capital Agreements

            Not Applicable

      (m)   Rule 12b-1 Plan

            (i) Class A Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated September 13, 1996
                  Filing: Post-Effective Amendment No. 38 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 30, 1997

            (ii) Class C Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated October 31, 2000
                  Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 27, 2001


            (iii) Class B Distribution Plan pursuant to Rule 12b-1 between
                  Registrant and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                  Filing: Post-Effective Amendment No. 41 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date:  July 23, 1999

            (iv) Form of Class R Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc.

      (n)   Rule 18f-3 Plan

            (i)   Multiple Class Plan dated March 19, 1998
                  Filing: Post-Effective Amendment No. 41 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date:  July 23, 1999

           (ii)   Form of Class R Multiple Class Plan

      (p)   Code of Ethics

           (i)    Code of Ethics
                  Filing: Post-Effective Amendment No. 43 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 27, 2001

      (q)   Power of Attorney

            (i)   Power of Attorney dated June 13, 2000
                  Filing: Post-Effective Amendment No. 42 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: September 29, 2000


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            None

ITEM 25.    INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

Please see the Declaration of Trust, By-Laws, Management Agreement and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's manager, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of the Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years

ITEM 27.    PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., (Distributors) also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Master Trust
Franklin Floating Rate Trust
Franklin Gold and Precious Metals Fund
Franklin Growth and Income Fund
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.


b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Trust or its shareholder services agent, Franklin/Templeton Investor Services LLC, both of whose address is One Franklin Parkway, San Mateo, CA 94403-1906

ITEM 29.    MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B

ITEM 30.    UNDERTAKINGS

      Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 19th day of October, 2001.


                                          FRANKLIN HIGH INCOME TRUST
                                          (Registrant)

                                          By /s/David P. Goss
                                                Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*             Trustee and Principal
Rupert H. Johnson, Jr.              Executive Officer
                                    Dated:  October 19, 2001

Martin L. Flanagan*                 Principal Financial Officer
Martin L. Flanagan                  Dated:  October 19, 2001

Kimberly H. Monasterio*             Principal Accounting Officer
Kimberly H. Monasterio              Dated:  October 19, 2001

Frank H. Abbott, III*               Trustee
Frank H. Abbott, III                Dated:  October 19, 2001

Harmon E. Burns*                    Trustee
Harmon E. Burns                     Dated:  October 19, 2001

Robert F. Carlson*                  Trustee
Robert F. Carlson                   Dated:  October 19, 2001

S. Joseph Fortunato*                Trustee
S. Joseph Fortunato                 Dated:  October 19, 2001

Frank W. T. LaHaye*                 Trustee
Frank W. T. LaHaye                  Dated:  October 19, 2001

*By /s/David P. Goss
       -------------
       David P. Goss, Attorney-in-Fact
       (pursuant to Power of Attorney previously filed)

                           FRANKLIN HIGH INCOME TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

                                                               PAGE NO. IN
                                                               SEQUENTIAL
                                                               NUMBERING
                                                               SYSTEM
EXHIBIT NO.                 DESCRIPTION

EX-99.(a)(i)                Agreement and Declaration of         *
                            Trust dated May 14, 1996

EX-99.(a)(ii)               Certificate of Amendment of          *
                            Agreement and Declaration of
                            Trust of Age High Income Fund
                            dated July 15, 1996

EX-99.(a)(iii)              Certificate of Amendment of          *
                            Agreement and Declaration of
                            Trust of Franklin High Income
                            Trust dated July 19, 2001

EX-99.(a)(iv)               Certificate of Trust of Age High     *
                            Income Fund dated May 14, 1996

EX-99.(a)(v)                Certificate of Amendment to the      *
                            Certificate of Trust of Age High
                            Income Fund dated July 15, 1996

EX-99.(b)(i)                By-Laws                              *

EX-99.(d)(i)                Management Agreement between         *
                            Registrant and Franklin Advisers,
                            Inc. dated September 13, 1996

EX-99.(e)(i)                Forms of Dealer Agreements           *
                            between Franklin/Templeton
                            Distributors, Inc. and Securities
                            Dealers

EX-99.(e)(ii)               Amended and Restated Distribution    *
                            Agreement dated October 31, 2000,
                            between Registrant and
                            Franklin/Templeton Distributors,
                            Inc.

EX-99.(g)(i)                Master Custody Agreement between     *
                            Registrant and Bank of New York
                            dated February 16, 1996

EX--99.(g)(ii)              Amendment dated May 7, 1997, to      *
                            the Master Custody Agreement
                            between Registrant and Bank of
                            New York dated February 16, 1996

EX-99.(g)(iii)              Amendment dated February 27,         *
                            1998, to  Master Custody
                            Agreement between Registrant and
                            Bank of New York dated February
                            16, 1996

EX-99.(g)(iv)               Amendment dated March 28, 2001,      *
                            to Exhibit A of the Master
                            Custody Agreement between
                            Registrant and Bank of New York
                            dated February 16, 1996

EX-99.(g)(v)                Amendment dated May 16, 2001 to      *
                            Master Custody Agreement between
                            Registrant and Bank of New York
                            dated February 16, 1996

EX-99.(g)(vi)               Amended and Restated Foreign         *
                            Custody Manager Agreement between
                            the Registrant and The Bank of
                            New York dated May 16, 2001

EX-99.(g)(vii)              Amendment dated August 17, 2001      *
                            to Schedule 2 of the Amended and
                            Restated Foreign Custody Manager
                            Agreement dated May 16, 2001

EX-99.(g)(viii)             Terminal Link Agreement between      *
                            Registrant and Bank of New York
                            dated February 16, 1996

EX-99.(h)(i)                Subcontract for Fund                 *
                            Administrative Services dated
                            January 1, 2001 between Franklin
                            Advisers, Inc. and Franklin
                            Templeton Services, LLC.

EX-99.(i)(i)                Opinion and Consent of Counsel       *
                            dated July 14, 1998

EX-99.(j)(i)                Consent of Independent Auditors      Attached

EX-99.(m)(i)                Class A Distribution Plan            *
                            pursuant to Rule 12b-1 between
                            Registrant and Franklin/Templeton
                            Distributors, Inc. dated
                            September 13, 1996

EX-99.(m)(ii)               Class C Distribution Plan            *
                            pursuant to Rule 12b-1 between
                            Registrant and Franklin/Templeton
                            Distributors, Inc. dated October
                            31, 2000

EX-99.(m)(iii)              Class B Distribution Plan            *
                            pursuant to Rule 12b-1 between
                            Registrant and Franklin/Templeton
                            Distributors, Inc. dated October
                            16, 1998

EX-99.(m)(iv)               Form of Class R Distribution Plan    Attached
                            pursuant to Rule 12b-1 between
                            Registrant and Franklin/Templeton
                            Distributions, Inc.

EX-99.(n)(i)                Multiple Class Plan dated March      *
                            19, 1998

EX-99.(n)(ii)               Form of Class R Multiple Class       Attached
                            Plan

EX-99.(p)(i)                Code of Ethics                       *

EX-99.(q)(i)                Power of Attorney dated June 13,     *
                            2000

* Incorporated by Reference